SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES OF THE LISTED FUNDS

DWS Alternative Asset Allocation Fund DWS Alternative Asset Allocation VIP DWS LifeCompass Retirement Fund DWS LifeCompass 2015 Fund	DWS LifeCompass 2020 Fund DWS LifeCompass 2030 Fund DWS LifeCompass 2040 Fund DWS Select Alternative Allocation Fund

The following disclosure is added to the “MAIN RISKS” section contained within the funds’ summary prospectuses.

Market direction risk. Since certain underlying funds will typically hold both long and short positions, an investment in the fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The underlying fund’s results will suffer both when there is a general market advance and the underlying fund holds significant “short” positions, or when there is a general market decline and the underlying fund holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intraday trading.

Please Retain This Supplement for Future Reference

May 19, 2014
PROSTKR-377